UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2008
MGIC Investment Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202
(Address of principal executive offices, including zip code)
(414) 347-6480
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement.
          Common Stock Offering
          On March 25, 2008, MGIC Investment Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC as the representative of the several underwriters listed therein (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to sell and the Underwriters agreed to purchase for resale to the public (the “Stock Offering”), subject to the terms and conditions expressed therein, 37,333,333 shares of the Company’s common stock at a price per share of $11.25 to the public, less an underwriting discount of $0.5063 per share. The Underwriters also have an option to purchase up to 5,600,000 additional shares of the Company’s common stock at the same price per share. The Company’s common stock to be sold pursuant to the Underwriting Agreement was registered pursuant to effective Registration Statements on Form S-1 that the Company filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). The Stock Offering is expected to close on March 28, 2008.
          The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
          In the ordinary course of their respective businesses, the Underwriters or their affiliates have performed and may in the future perform certain commercial banking, investment banking and advisory services for the Company from time to time for which they have received and may receive in the future customary fees and expenses.
          Convertible Subordinated Debentures Offering
          Also on March 25, 2008, the Company entered into a purchase agreement (the “Purchase Agreement”) by and among the Company and the initial purchasers named therein (the “Initial Purchasers”), pursuant to which the Company agreed to sell, and the Initial Purchasers agreed to purchase, subject to the terms and conditions set forth therein, $325,000,000 aggregate principal amount of the Company’s 9.0% Convertible Junior Subordinated Debentures due 2063 (the “Debentures”). The Initial Purchasers also have an option to purchase up to an additional $65,000,000 aggregate principal amount of the Debentures on the same terms and conditions. The Debentures are being resold in a private placement to qualified institutional buyers in an offering exempt from Securities Act registration requirements pursuant to Rule 144A under the Securities Act (the “Debenture Offering”). The Debentures will be convertible, at the holder’s option, at an initial conversion rate of 74.0741 shares per $1,000 principal amount of Debentures, which represents a 20.0% conversion premium based on the $11.25 per share price to the public in the Stock Offering. The Debenture Offering is expected to close on March 28, 2008.

          The Purchase Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Purchase Agreement set forth above is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 1.2 and is incorporated herein by reference.
          In the ordinary course of their respective businesses, the Initial Purchasers or their affiliates have performed and may in the future perform certain commercial banking, investment banking and advisory services for the Company from time to time for which they have received and may receive in the future customary fees and expenses.
Item 8.01. Other Events.
          On March 25, 2008, the Company issued a press release announcing that it had priced the Stock Offering. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
          Also on March 25, 2008, the Company issued a press release announcing that it had priced the Debenture Offering. Pursuant to and in accordance with Rule 135c of the Securities Act, the Company is filing with this Current Report on Form 8-K the press release attached hereto as Exhibit 99.2.
          Also on March 25, 2008, the Underwriters exercised their option to purchase an additional 5,600,000 additional shares of the Company’s common stock at the same price per share as in the Stock Offering. On March 26, the Initial Purchasers exercised their option to purchase an additional $40,000,000 aggregate amount of the Debentures on the same terms and conditions as in the Debenture Offering.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:
(1.1)	Underwriting Agreement, dated March 25, 2008, among MGIC Investment Corporation and the underwriters named therein.*

(1.2)	Purchase Agreement, dated March 25, 2008, among MGIC Investment Corporation and the initial purchasers named therein.*

(99.1)	Press Release of MGIC Investment Corporation, dated March 25, 2008.

(99.2)	Press Release of MGIC Investment Corporation, dated March 25, 2008.

*	The schedules and exhibits referred to in the Underwriting Agreement and Purchase Agreement are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedules and exhibits to the Securities and Exchange Commission upon request.

2

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION
Date: March 26, 2008	By:	/s/ J. Michael Lauer
J. Michael Lauer
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

(1.1)	Underwriting Agreement, dated March 25, 2008, among MGIC Investment Corporation and the underwriters named therein.*

(1.2)	Purchase Agreement, dated March 25, 2008, by and among MGIC Investment Corporation and the initial purchasers named therein.*

(99.1)	Press Release of MGIC Investment Corporation, dated March 25, 2008.

(99.2)	Press Release of MGIC Investment Corporation, dated March 25, 2008.

*	The schedules and exhibits referred to in the Underwriting Agreement and Purchase Agreement are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedules and exhibits to the Securities and Exchange Commission upon request.